================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): AUGUST 9, 2002



                         WEATHERFORD INTERNATIONAL LTD.
               (Exact name of registrant as specified in charter)



          BERMUDA                          1-31339                            98-0371344
  (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)


 C/O CORPORATE MANAGERS (BARBADOS) LTD.
       FIRST FLOOR, TRIDENT HOUSE
           LOWER BROAD STREET
          BRIDGETOWN, BARBADOS                                                   NONE
(Address of Principal Executive Offices)                                       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (246) 427-3174


================================================================================


                                     PAGE 1
                         EXHIBIT INDEX APPEARS ON PAGE 4

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Sworn statement of the Company's Chief Executive Officer pursuant to Section 21 (a) (1) of the Securities Exchange Act of 1934.

         99.2 Sworn statement of the Company's Chief Financial Officer pursuant to Section 21 (a) (1) of the Securities Exchange Act of 1934.

ITEM 9. REGULATION FD DISCLOSURE

         On August 9, 2002, our Chief Executive Officer and Chief Financial Officer submitted sworn statements (the "Sworn Statements") to the Securities and Exchange Commission (the "Commission") pursuant to the Commission's order of June 27, 2002, requiring the submission of sworn statements pursuant to Section 21 (a) (1) of the Securities Exchange Act of 1934. The Sworn Statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated in this report by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WEATHERFORD INTERNATIONAL LTD.



Dated: August 9, 2002                         /s/ Burt M. Martin
                                    --------------------------------------
                                                Burt M. Martin
                                    Senior Vice President, General Counsel
                                                 and Secretary

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   99.1                  Sworn statement of the Company's Chief Executive
                         Officer pursuant to Section 21 (a) (1) of the
                         Securities Exchange Act of 1934.

   99.2                  Sworn statement of the Company's Chief Financial
                         Officer pursuant to Section 21 (a) (1) of the
                         Securities Exchange Act of 1934.